Exhibit 99.2

Supplemental Financial Information October 29, 2015

Supplemental Financial Information For the quarter ended September 30, 2015 October 29, 2015

Supplemental Financial Information October 29, 2015

Supplemental Financial Information October 29, 2015

Supplemental Financial Information October 29, 2015

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information October 29, 2015

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (REIT) that, as of October 29, 2015, has interests in 30 hotels held for investment comprised of 14,313 rooms. Sunstone’s hotels are primarily in the urban, upper upscale segment and are operated under nationally recognized brands, such as Marriott, Hilton, Hyatt,  Fairmont and Sheraton.

Sunstone’s mission is to create meaningful value for our stockholders by becoming the premier hotel owner. Our values include transparency, trust, ethical conduct, communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to employ a balanced, cycle-appropriate corporate strategy that encompasses the following:

•	Proactive portfolio management;
•	Focused asset management;
•	Disciplined external growth; and
•	Continued balance sheet strength.

Corporate Headquarters
120 Vantis,  Suite 350
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Chief Financial Officer
(949) 382-3036

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information October 29, 2015

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; potential terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of October 29, 2015, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information October 29, 2015

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization, or EBITDA; Adjusted EBITDA (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders;  Adjusted FFO attributable to common stockholders (as defined below); hotel adjusted EBITDA; and hotel adjusted EBITDA margin.  These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders,  hotel adjusted EBITDA and hotel adjusted EBITDA margin as calculated by us, may not be comparable to other companies that do not define such terms exactly the same as the Company does. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA is a commonly used measure of performance in many industries. We believe EBITDA is useful to investors in evaluating our operating performance because this measure helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. We also believe the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital-intensive companies. In addition, certain covenants included in our indebtedness use EBITDA as a measure of financial compliance. We also use EBITDA as a measure in determining the value of hotel acquisitions and dispositions.

Historically, we have adjusted EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance and that the presentation of Adjusted EBITDA, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of “FFO applicable to common shares.” This may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information October 29, 2015

We adjust EBITDA and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDA or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts:  we exclude the non-cash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Wailea Beach Marriott Resort & Spa. The amortization of favorable and unfavorable contracts does not reflect the underlying performance of our hotels.

•	Ground rent adjustments: we exclude the non-cash expense incurred from straightlining our ground lease obligations as this expense does not reflect the underlying performance of our hotels.
•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company.

•

Non-controlling interests: we deduct the non-controlling partner’s pro rata share of any EBITDA or FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership, as well as any preferred dividends earned by investors in an entity that owns the Doubletree Guest Suites Times Square, including related administrative fees.

•

Cumulative effect of a change in accounting principle:  from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments because they do not reflect our actual performance for that period.

•

Impairment losses: we exclude the effect of impairment losses because we believe that including them in Adjusted EBITDA and Adjusted FFO attributable to common stockholders is not consistent with reflecting the ongoing performance of our remaining assets.

•

Other adjustments: we exclude other adjustments such as executive severance costs, lawsuit settlement costs, prior year property tax assessments and/or credits,  property-level restructuring, severance and management transition costs, lease buyouts and any gains or losses we have recognized on sales or redemptions of assets other than real estate investments because we do not believe these costs reflect our actual performance for that period and/or the ongoing operations of our hotels.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information October 29, 2015

In addition, to derive Adjusted EBITDA we exclude the non-cash expense incurred with the amortization of deferred stock compensation as this expense does not reflect the underlying performance of our hotels.  We also include an adjustment for the cash ground lease expense recorded on the Hyatt Chicago Magnificent Mile’s building lease. Upon acquisition of this hotel, we determined that the building lease was a capital lease, and, therefore, we include a portion of the capital lease payment each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the operating performance of the Hyatt Chicago Magnificent Mile.  We  also exclude the effect of gains and losses on the disposition of depreciable assets because we believe that including them in Adjusted EBITDA is not consistent with reflecting the ongoing performance of our assets. In addition, material gains or losses from the depreciated value of the disposed assets could be less important to investors given that the depreciated asset value often does not reflect its market value.

To derive Adjusted FFO attributable to common stockholders, we also exclude the non-cash gains or losses on our derivatives, as well as any federal and state taxes associated with the application of net operating loss carryforwards. We believe that these items are not reflective of our ongoing finance costs.

Reconciliations of net income to EBITDA and Adjusted EBITDA are set forth on page 13 of this supplemental package.  Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page  14 of this supplemental package.

Our 30 comparable hotels include all hotels held for investment by the Company as of September 30, 2015,  and also include prior ownership results for the Wailea Beach Marriott Resort & Spa acquired in July 2014. We obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. We performed a limited review of the information as part of our analysis of the acquisition.

Presentation of 2014 information conforms to changes stipulated by the industry’s Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective in January 2015.

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Supplemental Financial Information October 29, 2015

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information October 29, 2015

Condensed Consolidated Balance Sheets
Q3 2015 – Q3 2014

(In thousands)	September 30, 2015 (1)	June 30, 2015 (2)	March 31, 2015 (3)	December 31, 2014 (4)	September 30, 2014 (5)
Assets
Investment in hotel properties:
Land	$570,011	$570,011	$570,011	$570,011	$570,011
Buildings & improvements	3,300,555	3,276,598	3,245,398	3,237,596	3,216,923
Furniture, fixtures, & equipment	486,333	471,193	457,249	450,057	447,712
Other	227,660	233,753	242,508	217,389	236,739
	4,584,559	4,551,555	4,515,166	4,475,053	4,471,385
Less accumulated depreciation & amortization	(1,061,269)	(1,019,399)	(978,041)	(936,924)	(924,857)
	3,523,290	3,532,156	3,537,125	3,538,129	3,546,528

Other assets, net	19,704	36,286	31,832	32,091	32,292

Current assets:
Cash and cash equivalents	176,190	98,760	156,972	222,096	135,427
Restricted cash	91,541	88,456	87,260	82,074	93,124
Other current assets, net	61,058	65,140	68,168	50,575	61,959
Total assets	$3,871,783	$3,820,798	$3,881,357	$3,924,965	$3,869,330

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information October 29, 2015

Condensed Consolidated Balance Sheets
Q3 2015 – Q3 2014 (cont.)

(In thousands)	September 30, 2015 (1)	June 30, 2015 (2)	March 31, 2015 (3)	December 31, 2014 (4)	September 30, 2014 (5)
Liabilities
Current liabilities:
Current portion of notes payable	$206,822	$135,825	$235,970	$121,328	$159,696
Other current liabilities	126,967	118,601	115,668	177,656	119,683
Total current liabilities	333,789	254,426	351,638	298,984	279,379

Notes payable, less current portion	1,106,341	1,182,832	1,187,447	1,307,964	1,226,796
Capital lease obligations, less current portion	15,575	15,576	15,576	15,576	15,576
Other liabilities	35,258	35,265	34,670	33,607	34,934
Total liabilities	1,490,963	1,488,099	1,589,331	1,656,131	1,556,685

Equity
Stockholders' equity:
8% Series D cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,076	2,076	2,075	2,048	2,035

Additional paid in capital	2,457,566	2,456,604	2,454,720	2,418,567	2,397,196
Retained earnings	416,804	355,702	304,525	305,503	292,250
Cumulative dividends	(662,744)	(650,014)	(637,279)	(624,545)	(547,851)
Total stockholders' equity	2,328,702	2,279,368	2,239,041	2,216,573	2,258,630
Non-controlling interests in consolidated joint ventures	52,118	53,331	52,985	52,261	54,015
Total equity	2,380,820	2,332,699	2,292,026	2,268,834	2,312,645
Total liabilities and equity	$3,871,783	$3,820,798	$3,881,357	$3,924,965	$3,869,330

(1)	As presented on Form 10-Q to be filed in November 2015.
(2)	As presented on Form 10-Q filed August 7, 2015.
(3)	As presented on Form 10-Q filed May 8, 2015.
(4)	As presented on Form 10-K filed February 19, 2015.
(5)	As presented on Form 10-Q filed November 4, 2014.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information October 29, 2015

Consolidated Statements of Operations
Q3 & YTD 2015/2014

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2015	2014	2015	2014
Revenues
Room	$233,787	$223,877	$666,756	$606,944
Food and beverage	68,371	64,273	219,820	192,917
Other operating	22,437	19,633	61,671	52,257
Total revenues	324,595	307,783	948,247	852,118
Operating expenses
Room	58,332	57,492	169,742	159,829
Food and beverage	50,381	45,649	153,412	133,666
Other operating	5,605	5,475	16,073	15,476
Advertising and promotion	15,325	14,114	46,252	40,740
Repairs and maintenance	11,859	12,053	34,798	33,640
Utilities	9,374	9,511	26,736	25,588
Franchise costs	10,591	10,022	30,009	28,360
Property tax, ground lease and insurance	25,649	22,550	72,413	63,015
Property general and administrative	37,828	32,908	109,384	93,793
Corporate overhead	6,046	7,177	27,222	21,410
Depreciation and amortization	41,331	40,000	122,911	115,588
Total operating expenses	272,321	256,951	808,952	731,105
Operating income	52,274	50,832	139,295	121,013
Interest and other income	576	981	3,350	2,588
Interest expense	(16,405)	(18,052)	(51,020)	(54,666)
Loss on extinguishment of debt	—	(531)	(2)	(531)
Gain on sale of asset	11,682	—	11,682	—
Income before income taxes and discontinued operations	48,127	33,230	103,305	68,404
Income tax (provision) benefit	(938)	413	(1,256)	79
Income from continuing operations	47,189	33,643	102,049	68,483
Income from discontinued operations	15,895	—	15,895	5,199
Net income	63,084	33,643	117,944	73,682
Income from consolidated joint ventures attributable to non-controlling interests	(1,982)	(1,803)	(6,643)	(5,704)
Preferred stock dividends	(2,300)	(2,300)	(6,900)	(6,900)
Income attributable to common stockholders	$58,802	$29,540	$104,401	$61,078

Basic and diluted per share amounts:
Income from continuing operations attributable to common stockholders	$0.20	$0.14	$0.42	$0.29
Income from discontinued operations	0.08	—	0.08	0.03
Basic and diluted income attributable to common stockholders per common share	$0.28	$0.14	$0.50	$0.32
Basic and diluted weighted average common shares outstanding	207,604	202,800	207,264	188,901
Dividends declared per common share	$0.05	$0.05	$0.15	$0.15

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information October 29, 2015

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Q3 & YTD 2015/2014

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2015	2014	2015	2014
Net income	$63,084	$33,643	$117,944	$73,682
Operations held for investment:
Depreciation and amortization	41,331	40,000	122,911	115,588
Amortization of lease intangibles	1,027	1,028	3,084	3,086
Interest expense	16,405	18,052	51,020	54,666
Income tax provision (benefit)	938	(413)	1,256	(79)
Non-controlling interests:
Income from consolidated joint ventures attributable to non-controlling interests	(1,982)	(1,803)	(6,643)	(5,704)
Depreciation and amortization	(865)	(844)	(2,566)	(2,489)
Interest expense	(386)	(495)	(1,149)	(1,630)
Discontinued operations:
Income tax provision	105	—	105	—
EBITDA	119,657	89,168	285,962	237,120

Operations held for investment:
Amortization of deferred stock compensation	824	1,453	5,505	4,769
Amortization of favorable and unfavorable contracts, net	43	38	(136)	130
Non-cash straightline lease expense	496	505	1,491	1,517
Capital lease obligation interest - cash ground rent	(351)	(351)	(1,053)	(1,053)
Gain on sale of assets, net	(11,707)	(27)	(11,708)	(82)
Severance costs associated with sale of BuyEfficient	1,636	—	1,636	—
Loss on extinguishment of debt	—	531	2	531
Gain on redemption of note receivable	—	—	(939)	—
Closing costs - completed acquisitions	—	376	—	534
Prior year property tax adjustments, net	(765)	(35)	(865)	(3,270)
Property-level restructuring, severance and management transition costs	474	—	1,157	—
Lease termination costs	—	—	300	—
Costs associated with CEO severance	—	—	5,257	—
Non-controlling interests:
Non-cash straightline lease expense	(113)	(113)	(338)	(338)
Loss on extinguishment of debt	—	(133)	—	(133)
Prior year property tax adjustments, net	—	—	—	696
Discontinued operations:
Gain on sale of assets, net	(16,000)	—	(16,000)	(5,199)
	(25,463)	2,244	(15,691)	(1,898)
Adjusted EBITDA	$94,194	$91,412	$270,271	$235,222

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information October 29, 2015

Reconciliation of Net Income to FFO and Adjusted FFO  Attributable to Common Stockholders
Q3 & YTD 2015/2014

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2015	2014	2015	2014
Net income	$63,084	$33,643	$117,944	$73,682
Preferred stock dividends	(2,300)	(2,300)	(6,900)	(6,900)
Operations held for investment:
Real estate depreciation and amortization	40,921	39,600	121,708	114,401
Amortization of lease intangibles	1,027	1,028	3,084	3,086
Gain on sale of assets, net	(11,707)	(27)	(11,708)	(82)
Non-controlling interests:
Income from consolidated joint ventures attributable to non-controlling interests	(1,982)	(1,803)	(6,643)	(5,704)
Real estate depreciation and amortization	(865)	(844)	(2,566)	(2,489)
Discontinued operations:
Gain on sale of assets, net	(16,000)	—	(16,000)	(5,199)
FFO attributable to common stockholders	72,178	69,297	198,919	170,795

Operations held for investment:
Write-off of deferred financing fees	—	—	455	—
Amortization of favorable and unfavorable contracts, net	43	38	(136)	130
Non-cash straightline lease expense	496	505	1,491	1,517
Non-cash interest related to (gain) loss on derivatives, net	2	(161)	12	(395)
Loss on extinguishment of debt	—	531	2	531
Gain on redemption of note receivable	—	—	(939)	—
Closing costs - completed acquisitions	—	376	—	534
Prior year property tax adjustments, net	(765)	(35)	(865)	(3,270)
Income tax benefit related to prior years	—	(762)	—	(762)
Property-level restructuring, severance and management transition costs	474	—	1,157	—
Lease termination costs	—	—	300	—
Costs associated with CEO severance	—	—	5,257	—
Amortization of deferred stock compensation associated with CEO severance	—	—	1,623	—
Severance costs associated with sale of BuyEfficient	1,636	—	1,636	—
Income tax provision related to gain on sale of BuyEfficient	720	—	720	—
Non-controlling interests:
Non-cash straightline lease expense	(113)	(113)	(338)	(338)
Non-cash interest related to loss on derivative	(1)	—	(3)	—
Loss on extinguishment of debt	—	(133)	—	(133)
Prior year property tax adjustments, net	—	—	—	696
Discontinued operations:
Income tax provision	105	—	105	—
	2,597	246	10,477	(1,490)
Adjusted FFO attributable to common stockholders	$74,775	$69,543	$209,396	$169,305
FFO attributable to common stockholders per diluted share	$0.35	$0.34	$0.96	$0.90
Adjusted FFO attributable to common stockholders per diluted share	$0.36	$0.34	$1.01	$0.89
Basic weighted average shares outstanding	207,604	202,800	207,264	188,901
Shares associated with unvested restricted stock awards	218	558	265	503
Diluted weighted average shares outstanding	207,822	203,358	207,529	189,404

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information October 29, 2015

Pro Forma Consolidated Statements of Operations
Q3 2015 –  Q4 2014,  FY 2014

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2015	2015	2015	2014	2014
Revenues
Room	$233,787	$239,678	$193,291	$204,208	$833,383
Food and beverage	68,371	79,265	72,184	71,190	284,519
Other operating	20,372	18,261	17,061	16,916	66,732
Total revenues	322,530	337,204	282,536	292,314	1,184,634

Operating Expenses
Room	58,332	57,568	53,842	54,513	218,198
Food and beverage	50,381	52,812	50,219	51,242	204,148
Other expenses	113,350	110,546	106,200	103,759	411,458
Corporate overhead	6,046	6,923	14,253	7,329	28,739
Depreciation and amortization	41,088	40,630	40,464	40,014	159,161
Total operating expenses	269,197	268,479	264,978	256,857	1,021,704

Operating Income	53,333	68,725	17,558	35,457	162,930

Interest and other income	400	1,133	259	188	691
Interest expense	(16,405)	(17,289)	(17,326)	(17,649)	(72,315)
Loss on extinguishment of debt	—	(2)	—	(4,107)	(4,638)
Income before income taxes and discontinued operations	37,328	52,567	491	13,889	86,668
Income tax provision	(218)	(233)	(85)	(258)	(179)
Income from continuing operations	37,110	52,334	406	13,631	86,489
Income (loss) from discontinued operations	15,895	—	—	(350)	4,849
Net Income	$53,005	$52,334	$406	$13,281	$91,338
Adjusted EBITDA (2)	$93,198	$108,802	$64,669	$76,611	$319,767

(1)

Includes the Company's ownership results and prior ownership results for the 30 hotel comparable portfolio held for investment by the Company as of September 30, 2015. Includes the reduction of ground lease expense on the Fairmont Newport Beach due to the Company's land acquisition in June 2014, along with prior ownership results for the Wailea Beach Marriott Resort & Spa acquired in July 2014, and excludes the Company's ownership results for BuyEfficient due to its sale in September 2015. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as a part of its analysis of the acquisition.  Data for each 2014 period presented has been adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

(2)

The Adjusted EBITDA reconciliation for Q3 2015 can be found on page 13 of this supplemental package. The Adjusted EBITDA reconciliation for Q1 2015 and Q2 2015 can be found in the supplemental packages furnished on Form 8-K to the SEC on May 4, 2015 and August 6, 2015, respectively. The Adjusted EBITDA reconciliations for Q4 2014 and full year 2014 can be found in the supplemental package furnished on Form 8-K to the SEC on February 17, 2015. The Adjusted EBITDA reconciliations for all periods presented have been adjusted to exclude the Company's Adjusted EBITDA for BuyEfficient due to its sale in September 2015, along with the Preferred Equity Investment that was sold in July 2015. BuyEfficient's Adjusted EBITDA (in thousands) was $820, $871, $353, $516 and $2,386 for Q3 2015, Q2 2015, Q1 2015, Q4 2014 and full year 2014, respectively. The Preferred Equity Investment's Adjusted EBITDA (in thousands) was $176, $695, $687, $703 and $2,788 for Q3 2015, Q2 2015, Q1 2015, Q4 2014 and full year 2014, respectively.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information October 29, 2015

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 16

Supplemental Financial Information October 29, 2015

Earnings Guidance for Q4 and FY 2015

The Company is providing guidance at this time, but does not undertake to make updates for any unanticipated developments in its business or changes in the operating environment. Achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission.  The Company’s guidance does not take into account the impact of any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, early lease termination costs,  prior year property tax assessments and/or credits, debt repurchases or unannounced financings during 2015.  The guidance presented takes into account various accounting changes as stipulated by the industry’s Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition (the “USALI Eleventh Revised Edition”), which became effective in January 2015. Guidance for 2015 Comparable Hotel RevPAR and Comparable Hotel Adjusted EBITDA Margins has been presented to reflect growth rates compared to prior year as if these 2014 statistics included the USALI Eleventh Revised Edition changes. Actual Comparable Hotel RevPAR and Comparable Hotel Adjusted EBITDA Margin change from prior year will differ slightly. The Company is presenting 2014 Comparable Hotel RevPAR and Comparable Hotel Adjusted EBITDA Margins on an as reported basis and on a pro forma basis, which will include the USALI Eleventh Revised Edition changes.

For the fourth quarter of 2015, the Company expects:

Metric	Quarter Ended December 31, 2015 Guidance
Comparable Hotel RevPAR Growth	+ 2.5% - 4.0%
Net Income ($ millions)	$19 - $25
Adjusted EBITDA ($ millions)	$76 - $82
Adjusted FFO Attributable to Common Stockholders ($ millions)	$57 - $62
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.27 - $0.30
Diluted Weighted Average Shares Outstanding	207,900,000

For the full year of 2015, the Company expects:

Metric	Prior Full Year 2015 Guidance (1)	Adjustments (2)	Adjusted Prior Full Year 2015 Guidance	Current Full Year 2015 Guidance	Change in Full Year 2015 Guidance Midpoint
Comparable Hotel RevPAR Growth	+ 5.0% - 6.5%	̶	+5.0% - 6.5%	+4.75% - 5.5%	-0.7%
Net Income ($ millions)	$110 - $121	-$0.4	$110 - $121	$136 - $142	+$23.5
Adjusted EBITDA ($ millions)	$347 - $356	-$0.6	$346 - $355	$346 - $352	-$1.5
Adjusted FFO Attributable to Common Stockholders ($ millions)	$265 - $274	-$0.6	$264 - $273	$266 - $271	̶
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.28 - $1.32	̶	$1.28 - $1.32	$1.28 - $1.30	-$0.01
Diluted Weighted Average Shares Outstanding	207,700,000	̶	207,700,000	207,600,000	-100,000

(1)	Reflects guidance presented on August 6, 2015.
(2)	Adjustments include the fourth quarter effects of the sale of BuyEfficient, which occurred in September 2015.

EARNINGS GUIDANCE	Page 17

Supplemental Financial Information October 29, 2015

Earnings Guidance for Q4 and FY 2015

Fourth quarter and full year 2015 guidance are based in part on the following assumptions:

•

Fourth quarter hotel revenue disruption of $2.5 million to $3.0 million, an increase of $1.5 million to $2.0 million from prior projection, related to the repositioning at the Wailea Beach Marriott Resort & Spa, which is expected to negatively impact fourth quarter Comparable Hotel RevPAR by 150 basis points.

•

Full year Comparable Hotel Adjusted EBITDA Margin (as compared to 2014 adjusted for the USALI Eleventh Revised Edition) expansion of approximately 50 to 100 basis points, a reduction of 25 basis points to the midpoint of the prior range to reflect an annual increase of approximately $3.8 million in real estate taxes, primarily at the Company’s hotels located in Chicago.

•	Full year corporate overhead expense (excluding stock amortization and one-time expenses related to acquisition closing costs and severance charges) of approximately $21.5 million to $22.5 million.
•

Full year interest expense of approximately $66 million to $67 million, including approximately $3.0 million in amortization of deferred financing fees, and excluding approximately $1.4 million of capital lease obligation interest.

•

Full year expense of approximately $1.2 million in one-time costs related to property-level restructuring, hotel-level severance, and management company transition costs, and $0.3 million in one-time costs related to an early lease termination at the Boston Park Plaza.

•

Full year hotel revenue disruption of $2.0 million to $3.0 million related to cancellations resulting from civil unrest in Baltimore, Maryland. During the third quarter, the Company received a business interruption insurance settlement of approximately $0.6 million related to a portion of the disruption from civil unrest.

•	Full year preferred dividends of $9.2 million for the Series D cumulative redeemable preferred stock.
•	Sale of BuyEfficient in September 2015, eliminating approximately $0.625 million of EBITDA in the fourth quarter of 2015, compared to prior guidance.

EARNINGS GUIDANCE	Page 18

Supplemental Financial Information October 29, 2015

Reconciliation of Net Income to Adjusted EBITDA and Adjusted FFO  Attributable to Common Stockholders
Q4 and FY 2015

Reconciliation of Net Income to Adjusted EBITDA

	Quarter Ended		Year Ended
	December 31, 2015		December 31, 2015
(In thousands, except per share data)	Low	High	Low	High

Net income	$18,800	$24,500	$136,100	$141,800
Depreciation and amortization	41,400	41,400	164,300	164,300
Amortization of lease intangibles	1,000	1,000	4,100	4,100
Interest expense	16,000	16,500	67,200	68,000
Income tax provision	400	400	1,700	1,700
Non-controlling interests	(2,700)	(2,900)	(12,900)	(13,400)
Amortization of deferred stock compensation	1,100	1,100	6,500	6,500
Non-cash straightline lease expense	400	400	1,400	1,400
Capital lease obligation interest - cash ground rent	(400)	(400)	(1,400)	(1,400)
Gain on sale of asset	—	—	(11,700)	(11,700)
Severance costs associated with sale of BuyEfficient	—	—	1,600	1,600
Gain on redemption of note receivable	—	—	(900)	(900)
Prior year property tax adjustments, net	—	—	(900)	(900)
Property-level restructuring, severance and management transition costs	—	—	1,200	1,200
Lease termination costs	—	—	300	300
Costs associated with CEO severance	—	—	5,300	5,300
Discontinued operations	—	—	(15,900)	(15,900)
Adjusted EBITDA	$76,000	$82,000	$346,000	$352,000

Reconciliation of Net Income to Adjusted FFO  Attributable to Common Stockholders

Net income	$18,800	$24,500	$136,100	$141,800
Preferred stock dividends	(2,300)	(2,300)	(9,200)	(9,200)
Real estate depreciation and amortization	41,200	41,200	162,800	162,800
Amortization of lease intangibles	1,000	1,000	4,100	4,100
Gain on sale of asset	—	—	(11,700)	(11,700)
Non-controlling interests	(2,300)	(2,500)	(11,400)	(11,900)
Write-off of deferred financing fees	—	—	500	500
Non-cash straightline lease expense	400	400	1,400	1,400
Gain on redemption of note receivable	—	—	(900)	(900)
Prior year property tax adjustments, net	—	—	(900)	(900)
Property-level restructuring, severance and management transition costs	—	—	1,200	1,200
Lease termination costs	—	—	300	300
Costs associated with CEO severance	—	—	5,300	5,300
Amortization of deferred stock compensation associated with CEO severance	—	—	1,600	1,600
Severance costs associated with sale of BuyEfficient	—	—	1,600	1,600
Income tax provision related to gain on sale of BuyEfficient	—	—	700	700
Discontinued operations	—	—	(15,900)	(15,900)
Adjusted FFO attributable to common stockholders	$56,800	$62,300	$265,600	$270,800

Adjusted FFO attributable to common stockholders per diluted share	$0.27	$0.30	$1.28	$1.30

Diluted weighted average shares outstanding	207,900	207,900	207,600	207,600

EARNINGS GUIDANCE	Page 19

Supplemental Financial Information October 29, 2015

CAPITALIZATION

CAPITALIZATION	Page 20

Supplemental Financial Information October 29, 2015

Comparative Capitalization
Q3 2015  –  Q3 2014

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(In thousands, except per share data)	2015	2015	2015	2014	2014

Common Share Price & Dividends
At the end of the quarter	$13.23	$15.01	$16.67	$16.51	$13.82
High during quarter ended	$15.97	$17.08	$17.98	$17.17	$15.17
Low during quarter ended	$12.96	$14.63	$16.18	$13.42	$13.71
Common dividends per share (1)	$0.05	$0.05	$0.05	$0.36	$0.05

Common Shares & Units
Common shares outstanding	208,591	208,697	208,686	206,650	205,397
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	208,591	208,697	208,686	206,650	205,397

Capitalization
Market value of common equity	$2,759,655	$3,132,541	$3,478,793	$3,411,792	$2,838,583
Liquidation value of preferred equity - Series D	115,000	115,000	115,000	115,000	115,000
Consolidated debt (2)	1,311,996	1,318,657	1,324,078	1,429,292	1,386,492
Consolidated total capitalization	4,186,651	4,566,198	4,917,871	4,956,084	4,340,075

Non-controlling interest in consolidated debt	(56,536)	(56,718)	(56,897)	(57,074)	(57,248)
Pro rata total capitalization	$4,130,115	$4,509,480	$4,860,974	$4,899,010	$4,282,827

Consolidated debt to total capitalization	31.3%	28.9%	26.9%	28.8%	31.9%
Pro rata debt to pro rata total capitalization	30.4%	28.0%	26.1%	28.0%	31.0%
Consolidated debt and preferred equity to total capitalization	34.1%	31.4%	29.3%	31.2%	34.6%
Pro rata debt and preferred equity to total capitalization	33.2%	30.5%	28.4%	30.4%	33.7%

(1)	Fourth quarter 2014 dividends were paid in a combination of cash and shares of the Company's common stock, pursuant to elections by individual stockholders.
(2)

First quarter 2015 includes the effects of the Company's May 1, 2015 repayment of debt secured by four of its hotels: the Marriott Houston, the Marriott Park City, the Marriott Philadelphia and the Marriott Tysons Corner. Third quarter 2015 includes the effects of the Company's $85.0 million draw of the total available funds provided by the unsecured term loan under the Company's credit facility on October 29, 2015, as well as the expected use of these funds, along with cash on hand, on October 30, 2015 to repay the loan secured by the Renaissance Harborplace, which balance was $86.2 million on September 30, 2015.

CAPITALIZATION	Page 21

Supplemental Financial Information October 29, 2015

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	September 30, 2015	Subsequent	Pro Forma	Balance At
Debt	Collateral	Spread	Date	Balance	Events (1)	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Renaissance Harborplace	5.13%	01/01/2016	$86,167	$(86,167)	$—	$—
Secured Mortgage Debt	Hilton North Houston	5.66%	03/11/2016	30,822	—	30,822	30,579
Secured Mortgage Debt	Renaissance Orlando at SeaWorld®	5.52%	07/01/2016	74,207	—	74,207	72,418
Secured Mortgage Debt	Embassy Suites Chicago	5.58%	03/01/2017	68,250	—	68,250	65,756
Secured Mortgage Debt	Marriott Boston Long Wharf	5.58%	04/11/2017	176,000	—	176,000	176,000
Secured Mortgage Debt	Boston Park Plaza	4.40%	02/01/2018	114,909	—	114,909	109,813
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	85,536	—	85,536	76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	122,513	—	122,513	106,855
Term Loan Facility	Unsecured	3.39%	09/02/2022	—	85,000	85,000	85,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	88,890	—	88,890	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	64,280	—	64,280	51,987
Total Fixed Rate Debt				911,574	(1,167)	910,407	846,624
Secured Mortgage Debt	Doubletree Guest Suites Times Square	L + 3.25%	10/07/2018	175,443	—	175,443	167,738
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 2.25%	08/08/2019	226,146	—	226,146	213,513
Credit Facility	Unsecured	L + 1.55% - 2.30%	04/02/2019	—	—	—	—
Total Variable Rate Debt				401,589	—	401,589	381,251

TOTAL CONSOLIDATED DEBT				$1,313,163	$(1,167)	$1,311,996	$1,227,875

Preferred Stock
Series D cumulative redeemable preferred		8.00%	perpetual	$115,000	$—	$115,000

Debt Statistics
% Fixed Rate Debt				69.4%		69.4%
% Floating Rate Debt				30.6%		30.6%
Average Interest Rate (2)				4.5%		4.3%
Weighted Average Maturity of Debt				3.6 years		3.9 years

(1)

Subsequent Events reflect the $85.0 million draw of the total available funds provided by the unsecured term loan under the Company's credit facility on October 29, 2015. The Company expects to use the proceeds, along with cash on hand, on October 30, 2015 to repay the loan secured by the Renaissance Harborplace, which loan was scheduled to mature in January 2016. The $85.0 million unsecured term loan matures in September 2022, and bears interest based on a pricing grid with a range of 180 to 225 basis points over LIBOR, depending on the Company’s current leverage ratios. Additionally, the Company entered into a swap agreement effective October 29, 2015, fixing the LIBOR rate at 1.591% for the duration of the $85.0 million term loan. Based on the Company’s current leverage, the loan reflects a fixed rate of 3.39%. Following the Company’s expected repayment of the loan secured by the Renaissance Harborplace in October 2015, it has 19 unencumbered hotels.

(2)	Average Interest Rate on variable-rate debt obligations is calculated based on the variable rates at September 30, 2015, and includes the effect of the Company's interest rate derivative agreements.

CAPITALIZATION	Page 22

Supplemental Financial Information October 29, 2015

Consolidated Amortization and Debt Maturity Schedule

(1)

Pro Forma reflects the $85.0 million draw of the total available funds provided by the unsecured term loan under the Company's credit facility on October 29, 2015.  The Company expects to use the proceeds, along with cash on hand, on October 30, 2015 to repay the approximate $86.2 million loan secured by the Renaissance Harborplace, which loan was scheduled to mature in January 2016. The $85.0 million unsecured term loan matures in September 2022.

(2)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the September 30, 2015 consolidated total capitalization as presented on page 21.

CAPITALIZATION	Page 23

Supplemental Financial Information October 29, 2015

PROPERTY-LEVEL DATA

PROPERTY LEVEL DATA	Page 24

Supplemental Financial Information October 29, 2015

Property-Level Data

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	8.31%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,054	7.36%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	5.64%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	5.62%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld® (2)	Florida	Marriott	781	5.46%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	4.35%	100%	Leasehold	2085	2005
7	Wailea Beach Marriott Resort & Spa	Hawaii	Marriott	543	3.79%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	501	3.50%	100%	Fee Simple		2007
9	JW Marriott New Orleans (3)	Louisiana	Marriott	501	3.50%	100%	Leasehold	2081	2011
10	Hilton North Houston	Texas	Hilton	480	3.35%	100%	Fee Simple		2002
11	Doubletree Guest Suites Times Square	New York	Hilton	468	3.27%	100%	Leasehold	2127	2011
12	Marriott Quincy	Massachusetts	Marriott	464	3.24%	100%	Fee Simple		2007
13	Hilton Times Square	New York	Hilton	460	3.21%	100%	Leasehold	2091	2006
14	Fairmont Newport Beach	California	Fairmont	444	3.10%	100%	Fee Simple		2005
15	Hyatt Chicago Magnificent Mile	Illinois	Hyatt	419	2.93%	100%	Leasehold	2097	2012
16	Marriott Boston Long Wharf	Massachusetts	Marriott	412	2.88%	100%	Fee Simple		2007
17	Hyatt Regency Newport Beach	California	Hyatt	407	2.84%	100%	Leasehold	2048	2002
18	Marriott Tysons Corner	Virginia	Marriott	396	2.77%	100%	Fee Simple		2002
19	Marriott Houston	Texas	Marriott	390	2.72%	100%	Fee Simple		2002
20	Renaissance Long Beach	California	Marriott	374	2.61%	100%	Fee Simple		2005
21	Embassy Suites Chicago	Illinois	Hilton	368	2.57%	100%	Fee Simple		2002
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	2.52%	100%	Fee Simple		2012
23	Renaissance Westchester	New York	Marriott	348	2.43%	100%	Fee Simple		2010
24	Embassy Suites La Jolla	California	Hilton	340	2.38%	100%	Fee Simple		2006
25	Marriott Philadelphia	Pennsylvania	Marriott	289	2.02%	100%	Fee Simple		2002
26	Hilton New Orleans St. Charles	Louisiana	Hilton	252	1.76%	100%	Fee Simple		2013
27	Marriott Portland	Oregon	Marriott	249	1.74%	100%	Fee Simple		2000
28	Sheraton Cerritos	California	Sheraton	203	1.42%	100%	Leasehold	2087	2005
29	Marriott Park City	Utah	Marriott	199	1.39%	100%	Fee Simple		1999
30	Courtyard by Marriott Los Angeles	California	Marriott	187	1.31%	100%	Leasehold	2096	1999

	Total portfolio			14,313	100%

(1)	Assumes the full exercise of all lease extensions.
(2)	Reflects 100% economic interest in the Renaissance Orlando at SeaWorld®.
(3)

Hotel is subject to a ground lease that expires in 2081. In addition, it is also subject to a municipal air rights lease that matures in 2044 that applies only to certain balcony space and is not integral to the hotel operation.

PROPERTY LEVEL DATA	Page 25

Supplemental Financial Information October 29, 2015

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 26

Supplemental Financial Information October 29, 2015

Property-Level Operating Statistics

Q3 2015/2014

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended September 30,			For the Three Months Ended September 30,			For the Three Months Ended September 30,
		2015	2014	Variance	2015	2014	Variance	2015	2014	Variance
1	Hilton San Diego Bayfront	$228.37	$215.52	6.0%	87.5%	88.4%	-1.0%	$199.82	$190.52	4.9%
2	Boston Park Plaza	$206.79	$190.79	8.4%	93.7%	95.2%	-1.6%	$193.76	$181.63	6.7%
3	Renaissance Washington DC	$180.64	$195.72	-7.7%	80.2%	79.9%	0.4%	$144.87	$156.38	-7.4%
4	Hyatt Regency San Francisco	$299.05	$270.51	10.6%	94.0%	91.7%	2.5%	$281.11	$248.06	13.3%
5	Renaissance Orlando at SeaWorld ®	$121.61	$118.11	3.0%	73.7%	76.3%	-3.4%	$89.63	$90.12	-0.5%
6	Renaissance Harborplace	$176.58	$183.64	-3.8%	72.3%	80.9%	-10.6%	$127.67	$148.56	-14.1%
7	Wailea Beach Marriott Resort & Spa	$259.70	$242.68	7.0%	76.8%	81.5%	-5.8%	$199.45	$197.78	0.8%
8	Renaissance Los Angeles Airport	$158.51	$138.11	14.8%	88.7%	89.5%	-0.9%	$140.60	$123.61	13.7%
9	JW Marriott New Orleans	$154.20	$155.42	-0.8%	81.4%	82.4%	-1.2%	$125.52	$128.07	-2.0%
10	Hilton North Houston	$112.33	$106.28	5.7%	83.5%	86.0%	-2.9%	$93.80	$91.40	2.6%
11	Doubletree Guest Suites Times Square	$372.58	$364.32	2.3%	98.0%	99.0%	-1.0%	$365.13	$360.68	1.2%
12	Marriott Quincy	$165.44	$156.85	5.5%	89.5%	86.2%	3.8%	$148.07	$135.20	9.5%
13	Hilton Times Square	$319.75	$316.41	1.1%	99.7%	99.9%	-0.2%	$318.79	$316.09	0.9%
14	Fairmont Newport Beach	$165.55	$159.74	3.6%	82.5%	84.9%	-2.8%	$136.58	$135.62	0.7%
15	Hyatt Chicago Magnificent Mile	$223.65	$220.61	1.4%	89.0%	84.8%	5.0%	$199.05	$187.08	6.4%
16	Marriott Boston Long Wharf	$368.76	$345.31	6.8%	92.7%	94.3%	-1.7%	$341.84	$325.63	5.0%
17	Hyatt Regency Newport Beach	$188.78	$178.28	5.9%	88.3%	86.9%	1.6%	$166.69	$154.93	7.6%
18	Marriott Tysons Corner	$140.11	$140.49	-0.3%	79.7%	81.6%	-2.3%	$111.67	$114.64	-2.6%
19	Marriott Houston	$117.45	$107.19	9.6%	80.5%	79.1%	1.8%	$94.55	$84.79	11.5%
20	Renaissance Long Beach	$164.27	$149.04	10.2%	83.0%	83.5%	-0.6%	$136.34	$124.45	9.6%
21	Embassy Suites Chicago	$235.07	$228.05	3.1%	95.3%	94.1%	1.3%	$224.02	$214.60	4.4%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$210.62	$203.81	3.3%	92.2%	92.9%	-0.8%	$194.19	$189.34	2.6%
23	Renaissance Westchester	$144.38	$148.98	-3.1%	86.0%	82.9%	3.7%	$124.17	$123.50	0.5%
24	Embassy Suites La Jolla	$193.22	$186.70	3.5%	91.2%	92.3%	-1.2%	$176.22	$172.32	2.3%
25	Marriott Philadelphia	$172.86	$168.68	2.5%	73.8%	73.1%	1.0%	$127.57	$123.31	3.5%
26	Hilton New Orleans St. Charles	$139.30	$141.65	-1.7%	78.6%	58.6%	34.1%	$109.49	$83.01	31.9%
27	Marriott Portland	$223.21	$210.96	5.8%	93.8%	94.3%	-0.5%	$209.37	$198.94	5.2%
28	Sheraton Cerritos	$144.33	$135.22	6.7%	91.8%	89.1%	3.0%	$132.49	$120.48	10.0%
29	Marriott Park City	$134.50	$118.47	13.5%	64.1%	69.1%	-7.2%	$86.21	$81.86	5.3%
30	Courtyard by Marriott Los Angeles	$181.10	$160.78	12.6%	96.8%	96.5%	0.3%	$175.30	$155.15	13.0%

	Actual/Comparable Portfolio (1)	$206.38	$197.77	4.4%	86.0%	86.4%	-0.5%	$177.49	$170.87	3.9%

(1)

Actual/Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2015. Includes prior ownership results as applicable for the Wailea Beach Marriott Resort & Spa. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. Operating statistics for the third quarter of 2014 have been adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

PROPERTY-LEVEL OPERATING STATISTICS	Page 27

Supplemental Financial Information October 29, 2015

Property-Level Operating Statistics

Q3 YTD 2015/2014

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Nine Months Ended September 30,			For the Nine Months Ended September 30,			For the Nine Months Ended September 30,
		2015	2014	Variance	2015	2014	Variance	2015	2014	Variance
1	Hilton San Diego Bayfront	$230.50	$215.63	6.9%	88.8%	88.5%	0.3%	$204.68	$190.83	7.3%
2	Boston Park Plaza (1)	$192.51	$173.26	11.1%	81.1%	87.8%	-7.6%	$156.13	$152.12	2.6%
3	Renaissance Washington DC	$213.40	$205.28	4.0%	80.9%	81.0%	-0.1%	$172.64	$166.28	3.8%
4	Hyatt Regency San Francisco (1)	$284.89	$262.86	8.4%	90.7%	82.2%	10.3%	$258.40	$216.07	19.6%
5	Renaissance Orlando at SeaWorld ®	$146.35	$144.67	1.2%	77.0%	78.6%	-2.0%	$112.69	$113.71	-0.9%
6	Renaissance Harborplace	$168.87	$172.02	-1.8%	71.1%	75.1%	-5.3%	$120.07	$129.19	-7.1%
7	Wailea Beach Marriott Resort & Spa	$276.84	$258.21	7.2%	85.8%	84.3%	1.8%	$237.53	$217.67	9.1%
8	Renaissance Los Angeles Airport	$148.20	$130.75	13.3%	89.2%	90.8%	-1.8%	$132.19	$118.72	11.3%
9	JW Marriott New Orleans	$193.45	$188.23	2.8%	85.0%	82.3%	3.3%	$164.43	$154.91	6.1%
10	Hilton North Houston	$116.23	$113.62	2.3%	84.7%	85.7%	-1.2%	$98.45	$97.37	1.1%
11	Doubletree Guest Suites Times Square	$325.53	$332.46	-2.1%	97.2%	97.3%	-0.1%	$316.42	$323.48	-2.2%
12	Marriott Quincy	$161.35	$153.46	5.1%	77.6%	78.3%	-0.9%	$125.21	$120.16	4.2%
13	Hilton Times Square	$289.92	$299.30	-3.1%	99.6%	99.6%	0.0%	$288.76	$298.10	-3.1%
14	Fairmont Newport Beach	$160.88	$152.88	5.2%	79.7%	82.2%	-3.0%	$128.22	$125.67	2.0%
15	Hyatt Chicago Magnificent Mile	$206.14	$202.37	1.9%	82.5%	71.5%	15.4%	$170.07	$144.69	17.5%
16	Marriott Boston Long Wharf	$326.91	$300.00	9.0%	87.1%	88.6%	-1.7%	$284.74	$265.80	7.1%
17	Hyatt Regency Newport Beach	$172.14	$162.91	5.7%	86.2%	85.4%	0.9%	$148.38	$139.13	6.7%
18	Marriott Tysons Corner	$148.41	$145.78	1.8%	79.8%	79.5%	0.4%	$118.43	$115.90	2.2%
19	Marriott Houston	$122.74	$116.33	5.5%	82.5%	80.7%	2.2%	$101.26	$93.88	7.9%
20	Renaissance Long Beach (1)	$166.56	$149.61	11.3%	81.1%	77.4%	4.8%	$135.08	$115.80	16.7%
21	Embassy Suites Chicago	$215.03	$200.61	7.2%	90.5%	88.0%	2.8%	$194.60	$176.54	10.2%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (1)	$191.65	$181.20	5.8%	84.2%	79.7%	5.6%	$161.37	$144.42	11.7%
23	Renaissance Westchester	$144.42	$144.48	0.0%	80.7%	78.0%	3.5%	$116.55	$112.69	3.4%
24	Embassy Suites La Jolla	$183.66	$173.69	5.7%	86.8%	87.7%	-1.0%	$159.42	$152.33	4.7%
25	Marriott Philadelphia	$174.38	$166.73	4.6%	72.1%	73.1%	-1.4%	$125.73	$121.88	3.2%
26	Hilton New Orleans St. Charles	$173.85	$168.48	3.2%	83.8%	73.4%	14.2%	$145.69	$123.66	17.8%
27	Marriott Portland	$199.87	$182.28	9.6%	87.4%	87.9%	-0.6%	$174.69	$160.22	9.0%
28	Sheraton Cerritos	$139.32	$131.44	6.0%	91.4%	90.6%	0.9%	$127.34	$119.08	6.9%
29	Marriott Park City	$173.10	$157.93	9.6%	64.0%	66.7%	-4.0%	$110.78	$105.34	5.2%
30	Courtyard by Marriott Los Angeles	$165.29	$154.88	6.7%	95.6%	97.0%	-1.4%	$158.02	$150.23	5.2%

	Actual/Comparable Portfolio (2)	$202.78	$192.58	5.3%	84.2%	83.7%	0.6%	$170.74	$161.19	5.9%
(1)

Operating statistics for the first nine months of 2015 are impacted by a major renovation at the Boston Park Plaza. Operating statistics for the first nine months of 2014 are impacted by major renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach.

(2)

Actual/Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2015. Includes prior ownership results as applicable for the Wailea Beach Marriott Resort & Spa. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. Operating statistics for the first nine months of 2014 have been adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

PROPERTY-LEVEL OPERATING STATISTICS	Page 28

Supplemental Financial Information October 29, 2015

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 29

Supplemental Financial Information October 29, 2015

Comparable Portfolio Operating Statistics by Brand
Q3 & YTD 2015/2014

		For the Three Months Ended September 30,
		2015			2014
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	16	81.2%	$179.95	$146.12	82.6%	$174.51	$144.15	1.4%
Hilton	8	83.1%	$236.66	$196.66	90.1%	$229.89	$207.13	-5.1%
Hyatt	3	91.3%	$253.52	$231.46	88.7%	$235.67	$209.04	10.7%
Other (2)	3	90.6%	$189.43	$171.62	91.8%	$176.85	$162.35	5.7%

Actual/Comparable Portfolio (3)	30	86.0%	$206.38	$177.49	86.4%	$197.77	$170.87	3.9%

		For the Nine Months Ended September 30,
		2015			2014
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	16	80.8%	$186.37	$150.59	81.0%	$177.03	$143.39	5.0%
Hilton	8	89.8%	$225.17	$202.20	88.6%	$219.53	$194.50	4.0%
Hyatt	3	87.5%	$238.04	$208.29	80.3%	$222.41	$178.60	16.6%
Other (2)	3	81.9%	$177.40	$145.29	86.6%	$163.00	$141.16	2.9%

Actual/Comparable Portfolio (3)	30	84.2%	$202.78	$170.74	83.7%	$192.58	$161.19	5.9%

(1)

Marriott includes prior ownership results for the Wailea Beach Marriott Resort & Spa acquired July 17, 2014. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

(2)	Other includes the Fairmont Newport Beach, the Sheraton Cerritos and the Boston Park Plaza.
(3)

Actual/Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2015. Includes prior ownership results as applicable for the Wailea Beach Marriott Resort & Spa as noted above in Footnote 1. Operating statistics for the third quarter and first nine months of 2014 have been adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 30

Supplemental Financial Information October 29, 2015

Comparable Portfolio Property-Level Trailing 12 Month EBITDA Contribution by Brand

Fairmont
2.1%
Sheraton
1.0%
Hyatt
11.9%
Marriott
45.3%
Hilton
34.2%
Independent
5.5%
Marriott 22.1%
Renaissance 18.4%
JW Marriott 3.7%
Courtyard 1.1%
Hotels 16
Rooms 7,063
Hilton 20.7%
Doubletree 5.8%
Embassy Suites 5.6%
Hilton Garden Inn 2.1%
Hotels 8
Rooms 3,919

Note: Includes 30 hotel Comparable Portfolio

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 31

Supplemental Financial Information October 29, 2015

Comparable Portfolio Operating Statistics by Region
Q3 & YTD 2015/2014

		For the Three Months Ended September 30,
		2015			2014
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California	9	88.9%	$210.71	$187.32	88.9%	$194.64	$173.03	8.3%
Other West (1)	5	80.2%	$173.81	$139.40	82.6%	$162.77	$134.45	3.7%
Midwest	3	92.1%	$223.34	$205.70	90.3%	$217.66	$196.55	4.7%
East	13	84.7%	$208.73	$176.79	85.2%	$205.56	$175.14	0.9%

Actual/Comparable Portfolio (2)	30	86.0%	$206.38	$177.49	86.4%	$197.77	$170.87	3.9%

		For the Nine Months Ended September 30,
		2015			2014
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California	9	87.6%	$203.82	$178.55	86.2%	$187.81	$161.89	10.3%
Other West (1)	5	82.7%	$182.70	$151.09	82.5%	$170.88	$140.98	7.2%
Midwest	3	85.6%	$204.67	$175.20	79.3%	$195.07	$154.69	13.3%
East	13	82.1%	$207.23	$170.14	83.1%	$201.26	$167.25	1.7%

Actual/Comparable Portfolio (2)	30	84.2%	$202.78	$170.74	83.7%	$192.58	$161.19	5.9%

(1)

Other West includes prior ownership results for the Wailea Beach Marriott Resort & Spa acquired July 17, 2014. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

(2)

Actual/Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2015. Includes prior ownership results as applicable for the Wailea Beach Marriott Resort & Spa as noted above in Footnote 1. Operating statistics for the third quarter and first nine months of 2014 have been adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 32

Supplemental Financial Information October 29, 2015

PROPERTY-LEVEL EBITDA & EBITDA MARGINS

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 33

Supplemental Financial Information October 29, 2015

Property-Level EBITDA
Q3 & YTD 2015/2014

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	(In thousands)	2015	2014		2015	2014
		Hotel EBITDA (2)	Hotel EBITDA (2)	% Change	Hotel EBITDA (2)	Hotel EBITDA (2)	% Change
1	Hilton San Diego Bayfront (1) (4)	$13,378	$13,520	-1%	$42,772	$41,109	4%
2	Boston Park Plaza (3)	8,571	7,369	16%	16,079	15,740	2%
3	Renaissance Washington DC	3,585	4,723	-24%	17,168	16,879	2%
4	Hyatt Regency San Francisco (4)	8,538	6,535	31%	21,823	13,724	59%
5	Renaissance Orlando at SeaWorld ®	2,686	2,925	-8%	15,377	15,167	1%
6	Renaissance Harborplace (3)	3,716	3,980	-7%	8,569	9,923	-14%
7	Wailea Beach Marriott Resort & Spa	4,119	4,150	-1%	17,526	14,910	18%
8	Renaissance Los Angeles Airport	2,409	1,800	34%	6,250	5,302	18%
9	JW Marriott New Orleans	1,881	2,220	-15%	10,311	10,079	2%
10	Hilton North Houston (3)	1,184	1,116	6%	4,323	4,603	-6%
11	Doubletree Guest Suites Times Square (1)	6,600	6,526	1%	13,922	14,891	-7%
12	Marriott Quincy (3)	3,328	2,666	25%	7,478	6,477	15%
13	Hilton Times Square	3,637	4,323	-16%	8,979	11,340	-21%
14	Fairmont Newport Beach (3) (4)	2,030	2,523	-20%	6,464	6,158	5%
15	Hyatt Chicago Magnificent Mile (3)	2,474	2,927	-15%	5,658	4,483	26%
16	Marriott Boston Long Wharf	7,874	7,320	8%	18,357	16,198	13%
17	Hyatt Regency Newport Beach (4)	3,524	2,601	35%	8,336	6,411	30%
18	Marriott Tysons Corner	1,584	1,702	-7%	5,345	5,257	2%
19	Marriott Houston (3)	1,006	966	4%	3,845	3,412	13%
20	Renaissance Long Beach (4)	1,952	1,679	16%	5,864	4,246	38%
21	Embassy Suites Chicago (3) (4)	3,746	3,751	0%	8,773	8,373	5%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3) (4)	2,547	3,191	-20%	6,116	5,878	4%
23	Renaissance Westchester	997	1,061	-6%	2,971	2,436	22%
24	Embassy Suites La Jolla (3)	2,874	2,828	2%	7,663	7,081	8%
25	Marriott Philadelphia	1,415	1,395	1%	4,115	3,696	11%
26	Hilton New Orleans St. Charles	978	463	111%	4,550	3,718	22%
27	Marriott Portland	2,881	2,686	7%	6,593	6,023	9%
28	Sheraton Cerritos	965	895	8%	2,990	2,735	9%
29	Marriott Park City	411	334	23%	2,273	2,024	12%
30	Courtyard by Marriott Los Angeles (4)	1,279	1,132	13%	3,407	3,159	8%

	Actual/Comparable Portfolio (5)	$102,169	$99,307	3%	$293,897	$271,432	8%

*Footnotes on page 35

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 34

Supplemental Financial Information October 29, 2015

Property-Level EBITDA
Q3 & YTD 2015/2014 Footnotes

(1)	Reflects 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)	Reconciliations to Net Income (Loss) provided on pages 38, 39, 41 and 42.
(3)

Hotel EBITDA for the third quarter of 2015 is impacted by a total of $0.8 million in prior year property tax credits, net of appeal fees, received at the following hotels: Hyatt Chicago Magnificent Mile $0.6 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million. Hotel EBITDA for the first nine months of 2015 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.9 million in prior year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Chicago Magnificent Mile $0.6 million; Marriott Houston $0.1 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million.

(4)

Hotel EBITDA for the third quarter of 2014 is impacted by $35,000 in prior year property tax credits received at the Fairmont Newport Beach. Hotel EBITDA for the first nine months of 2014 is impacted by major renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first nine months of 2014 is also impacted by a total of $3.3 million in prior year property tax credits (assessments), net of appeal fees, received at the following hotels: Courtyard by Marriott Los Angeles $(7,000); Embassy Suites Chicago $0.2 million; Fairmont Newport Beach $0.1 million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.2 million; Hilton San Diego Bayfront $2.8 million; and the Hyatt Regency Newport Beach $3,000.

(5)

Actual/Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2015. Includes prior ownership results for the Wailea Beach Marriott Resort & Spa acquired July 17, 2014. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 35

Supplemental Financial Information October 29, 2015

Property-Level EBITDA Margins
Q3 & YTD 2015/2014

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
		2015 Hotel EBITDA	2014 Hotel EBITDA	Change in	2015 Hotel EBITDA	2014 Hotel EBITDA	Change in
		Margin	Margin	bps	Margin	Margin	bps
1	Hilton San Diego Bayfront (1) (3)	37.6%	37.5%	10 bps	38.6%	39.8%	(120) bps
2	Boston Park Plaza (2)	36.1%	34.6%	150 bps	28.5%	28.2%	30 bps
3	Renaissance Washington DC	21.0%	25.5%	(450) bps	28.3%	28.3%	- bps
4	Hyatt Regency San Francisco (3)	30.3%	26.1%	420 bps	27.6%	20.7%	690 bps
5	Renaissance Orlando at SeaWorld ®	19.2%	21.5%	(230) bps	30.0%	30.5%	(50) bps
6	Renaissance Harborplace (2)	32.3%	33.1%	(80) bps	26.8%	29.7%	(290) bps
7	Wailea Beach Marriott Resort & Spa	28.5%	30.1%	(160) bps	35.2%	33.2%	200 bps
8	Renaissance Los Angeles Airport	29.2%	24.1%	510 bps	26.5%	24.2%	230 bps
9	JW Marriott New Orleans	24.3%	28.2%	(390) bps	35.0%	36.2%	(120) bps
10	Hilton North Houston (2)	20.1%	19.8%	30 bps	23.4%	24.1%	(70) bps
11	Doubletree Guest Suites Times Square (1)	34.6%	35.1%	(50) bps	28.5%	30.4%	(190) bps
12	Marriott Quincy (2)	36.3%	32.8%	350 bps	31.6%	28.7%	290 bps
13	Hilton Times Square	25.0%	29.9%	(490) bps	22.5%	27.6%	(510) bps
14	Fairmont Newport Beach (2) (3)	24.1%	28.2%	(410) bps	26.0%	25.4%	60 bps
15	Hyatt Chicago Magnificent Mile (2)	23.6%	30.2%	(660) bps	21.1%	19.3%	180 bps
16	Marriott Boston Long Wharf	45.8%	44.2%	160 bps	41.4%	38.7%	270 bps
17	Hyatt Regency Newport Beach (3)	31.7%	25.5%	620 bps	27.7%	22.8%	490 bps
18	Marriott Tysons Corner	30.2%	31.2%	(100) bps	31.9%	32.1%	(20) bps
19	Marriott Houston (2)	23.9%	23.3%	60 bps	28.3%	25.5%	280 bps
20	Renaissance Long Beach (3)	29.5%	27.3%	220 bps	29.9%	24.7%	520 bps
21	Embassy Suites Chicago (2) (3)	43.2%	44.6%	(140) bps	38.7%	40.0%	(130) bps
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2) (3)	36.3%	46.3%	(1,000) bps	35.0%	37.3%	(230) bps
23	Renaissance Westchester	17.2%	17.6%	(40) bps	17.7%	14.9%	280 bps
24	Embassy Suites La Jolla (2)	45.4%	45.7%	(30) bps	44.2%	42.8%	140 bps
25	Marriott Philadelphia	31.2%	30.6%	60 bps	29.4%	26.3%	310 bps
26	Hilton New Orleans St. Charles	33.4%	20.8%	1,260 bps	40.1%	38.3%	180 bps
27	Marriott Portland	52.6%	51.0%	160 bps	47.5%	46.7%	80 bps
28	Sheraton Cerritos	27.3%	26.6%	70 bps	29.0%	27.6%	140 bps
29	Marriott Park City	17.9%	14.8%	310 bps	27.4%	25.1%	230 bps
30	Courtyard by Marriott Los Angeles (3)	36.3%	35.7%	60 bps	35.6%	34.7%	90 bps

	Actual/Comparable Portfolio (4)	31.7%	31.8%	(10) bps	31.2%	30.4%	80 bps

	Actual/Comparable Portfolio, excluding prior year property taxes, net (5)	31.4%	31.8%	(40) bps	31.1%	30.1%	100 bps

*Footnotes on page 37

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 36

Supplemental Financial Information October 29, 2015

Property-Level EBITDA Margins
Q3 & YTD 2015/2014 Footnotes

(1)	Reflects 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Hotel EBITDA for the third quarter of 2015 is impacted by a total of $0.8 million in prior year property tax credits, net of appeal fees, received at the following hotels: Hyatt Chicago Magnificent Mile $0.6 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million. Hotel EBITDA for the first nine months of 2015 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.9 million in prior year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Chicago Magnificent Mile $0.6 million; Marriott Houston $0.1 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million.

(3)

Hotel EBITDA for the third quarter of 2014 is impacted by $35,000 in prior year property tax credits received at the Fairmont Newport Beach. Hotel EBITDA for the first nine months of 2014 is impacted by major renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first nine months of 2014 is also impacted by a total of $3.3 million in prior year property tax credits (assessments), net of appeal fees, received at the following hotels: Courtyard by Marriott Los Angeles $(7,000); Embassy Suites Chicago $0.2 million; Fairmont Newport Beach $0.1 million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.2 million; Hilton San Diego Bayfront $2.8 million; and Hyatt Regency Newport Beach $3,000.

(4)

Actual/Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2015. Includes prior ownership results for the Wailea Beach Marriott Resort & Spa acquired July 17, 2014. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. Data for the three and nine months ended September 30, 2014 have been adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

(5)

Actual/Comparable Portfolio, excluding prior year property taxes, net represents the 30 hotel Actual/Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnotes 2 and 3 above.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 37

Supplemental Financial Information October 29, 2015

Property-Level EBITDA Reconciliation Q3 2015

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$35,552	$7,928	$450	$3,456	$1,544	$13,378	37.6%
2	Boston Park Plaza	23,733	3,508	—	3,755	1,308	8,571	36.1%
3	Renaissance Washington DC	17,111	(706)	—	2,442	1,849	3,585	21.0%
4	Hyatt Regency San Francisco	28,157	5,348	—	3,190	—	8,538	30.3%
5	Renaissance Orlando at SeaWorld ®	13,988	(542)	—	2,174	1,054	2,686	19.2%
6	Renaissance Harborplace (3)	11,498	909	—	1,652	1,155	3,716	32.3%
7	Wailea Beach Marriott Resort & Spa	14,467	1,650	—	2,469	—	4,119	28.5%
8	Renaissance Los Angeles Airport	8,241	1,718	—	691	—	2,409	29.2%
9	JW Marriott New Orleans	7,730	(499)	1	1,421	958	1,881	24.3%
10	Hilton North Houston	5,892	(142)	—	870	456	1,184	20.1%
11	Doubletree Guest Suites Times Square (1)	19,097	2,279	991	1,618	1,712	6,600	34.6%
12	Marriott Quincy (3)	9,168	2,209	—	1,119	—	3,328	36.3%
13	Hilton Times Square	14,522	(208)	81	2,528	1,236	3,637	25.0%
14	Fairmont Newport Beach	8,415	944	—	1,086	—	2,030	24.1%
15	Hyatt Chicago Magnificent Mile (3)	10,481	1,058	—	1,416	—	2,474	23.6%
16	Marriott Boston Long Wharf	17,185	3,278	—	2,082	2,514	7,874	45.8%
17	Hyatt Regency Newport Beach	11,128	2,650	—	874	—	3,524	31.7%
18	Marriott Tysons Corner	5,242	792	—	792	—	1,584	30.2%
19	Marriott Houston	4,216	408	—	598	—	1,006	23.9%
20	Renaissance Long Beach	6,613	1,205	—	747	—	1,952	29.5%
21	Embassy Suites Chicago	8,664	1,843	—	921	982	3,746	43.2%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	7,026	1,809	—	738	—	2,547	36.3%
23	Renaissance Westchester	5,780	172	—	825	—	997	17.2%
24	Embassy Suites La Jolla	6,327	1,327	—	858	689	2,874	45.4%
25	Marriott Philadelphia	4,536	938	—	477	—	1,415	31.2%
26	Hilton New Orleans St. Charles	2,927	393	—	585	—	978	33.4%
27	Marriott Portland	5,480	2,468	—	413	—	2,881	52.6%
28	Sheraton Cerritos	3,530	564	—	401	—	965	27.3%
29	Marriott Park City	2,293	(19)	—	430	—	411	17.9%
30	Courtyard by Marriott Los Angeles	3,520	986	—	293	—	1,279	36.3%

	Actual/Comparable Portfolio (4)	$322,519	$44,268	$1,523	$40,921	$15,457	$102,169	31.7%

*Footnotes on page 40

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 38

Supplemental Financial Information October 29, 2015

Property-Level EBITDA Reconciliation Q3 2014

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2014
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues (5)	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$36,031	$7,712	$450	$3,377	$1,981	$13,520	37.5%
2	Boston Park Plaza	21,313	3,140	—	2,898	1,331	7,369	34.6%
3	Renaissance Washington DC	18,523	426	—	2,414	1,883	4,723	25.5%
4	Hyatt Regency San Francisco	25,028	3,597	—	2,938	—	6,535	26.1%
5	Renaissance Orlando at SeaWorld ®	13,620	(397)	—	2,236	1,086	2,925	21.5%
6	Renaissance Harborplace	12,014	1,055	—	1,723	1,202	3,980	33.1%
7	Wailea Beach Marriott Resort & Spa	13,804	2,020	—	2,130	—	4,150	30.1%
8	Renaissance Los Angeles Airport	7,468	1,085	—	715	—	1,800	24.1%
9	JW Marriott New Orleans	7,863	480	1	1,341	398	2,220	28.2%
10	Hilton North Houston	5,631	(271)	—	922	465	1,116	19.8%
11	Doubletree Guest Suites Times Square (1)	18,615	2,259	994	1,558	1,715	6,526	35.1%
12	Marriott Quincy	8,132	1,543	—	1,123	—	2,666	32.8%
13	Hilton Times Square	14,477	460	88	2,533	1,242	4,323	29.9%
14	Fairmont Newport Beach (3)	8,951	1,396	—	1,127	—	2,523	28.2%
15	Hyatt Chicago Magnificent Mile	9,703	1,513	—	1,414	—	2,927	30.2%
16	Marriott Boston Long Wharf	16,572	2,685	—	2,121	2,514	7,320	44.2%
17	Hyatt Regency Newport Beach	10,214	1,756	—	845	—	2,601	25.5%
18	Marriott Tysons Corner	5,449	304	—	829	569	1,702	31.2%
19	Marriott Houston	4,138	111	—	562	293	966	23.3%
20	Renaissance Long Beach	6,157	897	—	782	—	1,679	27.3%
21	Embassy Suites Chicago	8,401	1,814	—	931	1,006	3,751	44.6%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,897	2,470	—	721	—	3,191	46.3%
23	Renaissance Westchester	6,015	277	—	784	—	1,061	17.6%
24	Embassy Suites La Jolla	6,192	855	—	859	1,114	2,828	45.7%
25	Marriott Philadelphia	4,563	576	—	474	345	1,395	30.6%
26	Hilton New Orleans St. Charles	2,230	89	—	374	—	463	20.8%
27	Marriott Portland	5,270	2,271	—	415	—	2,686	51.0%
28	Sheraton Cerritos	3,370	473	—	422	—	895	26.6%
29	Marriott Park City	2,261	(299)	—	441	192	334	14.8%
30	Courtyard by Marriott Los Angeles	3,172	826	—	306	—	1,132	35.7%

	Comparable Portfolio (4)	312,074	41,123	1,533	39,315	17,336	99,307	31.8%

	Less: Prior Ownership (7)
	Wailea Beach Marriott Resort & Spa	2,485	850	—	—	—	850	34.2%

	Actual Portfolio (8)	$309,589	$40,273	$1,533	$39,315	$17,336	$98,457	31.8%

*Footnotes on page 40

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 39

Supplemental Financial Information October 29, 2015

Property-Level EBITDA Reconciliation
Q3 2015/2014 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended September 30, 2015 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and  JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the third quarter of 2015 is impacted by a total of $0.8 million in prior year property tax credits, net of appeal fees, received at the following hotels: Hyatt Chicago Magnificent Mile $0.6 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million.  Hotel EBITDA for the third quarter of 2014 is impacted by $35,000 in prior year property tax credits received at the Fairmont Newport Beach.

(4)	Actual/Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2015.
(5)

Total Revenues for the three months ended September 30, 2014 are adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

(6)

Other Adjustments for the three months ended September 30, 2014 include: a total of $1.0 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $0.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(7)

Prior Ownership for the three months ended September 30, 2014 includes prior ownership results for the Wailea Beach Marriott Resort & Spa acquired July 17, 2014. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

(8)

Actual Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2014, adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 40

Supplemental Financial Information October 29, 2015

Property-Level EBITDA Reconciliation Q3 YTD 2015

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2015
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1)	$110,753	$26,564	$1,350	$10,262	$4,596	$42,772	38.6%
2	Boston Park Plaza (3)	56,462	1,616	—	10,565	3,898	16,079	28.5%
3	Renaissance Washington DC	60,698	4,272	—	7,323	5,573	17,168	28.3%
4	Hyatt Regency San Francisco	79,010	12,472	—	9,351	—	21,823	27.6%
5	Renaissance Orlando at SeaWorld ®	51,290	5,573	—	6,651	3,153	15,377	30.0%
6	Renaissance Harborplace (3)	32,014	40	—	5,067	3,462	8,569	26.8%
7	Wailea Beach Marriott Resort & Spa	49,848	10,126	—	7,400	—	17,526	35.2%
8	Renaissance Los Angeles Airport	23,628	4,198	—	2,052	—	6,250	26.5%
9	JW Marriott New Orleans	29,431	3,321	(3)	4,134	2,859	10,311	35.0%
10	Hilton North Houston (3)	18,462	291	—	2,671	1,361	4,323	23.4%
11	Doubletree Guest Suites Times Square (1)	48,918	1,059	2,977	4,789	5,097	13,922	28.5%
12	Marriott Quincy (3)	23,695	4,130	—	3,348	—	7,478	31.6%
13	Hilton Times Square	39,937	(2,529)	251	7,582	3,675	8,979	22.5%
14	Fairmont Newport Beach (3)	24,902	3,147	—	3,317	—	6,464	26.0%
15	Hyatt Chicago Magnificent Mile (3)	26,812	1,326	—	4,332	—	5,658	21.1%
16	Marriott Boston Long Wharf	44,371	4,633	—	6,265	7,459	18,357	41.4%
17	Hyatt Regency Newport Beach	30,132	5,741	—	2,595	—	8,336	27.7%
18	Marriott Tysons Corner	16,767	2,222	—	2,392	731	5,345	31.9%
19	Marriott Houston (3)	13,608	1,705	—	1,765	375	3,845	28.3%
20	Renaissance Long Beach	19,580	3,571	—	2,293	—	5,864	29.9%
21	Embassy Suites Chicago (3)	22,694	3,085	—	2,756	2,932	8,773	38.7%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	17,460	3,907	—	2,209	—	6,116	35.0%
23	Renaissance Westchester	16,791	482	—	2,489	—	2,971	17.7%
24	Embassy Suites La Jolla (3)	17,350	3,012	—	2,598	2,053	7,663	44.2%
25	Marriott Philadelphia	14,018	2,229	—	1,440	446	4,115	29.4%
26	Hilton New Orleans St. Charles	11,358	3,174	—	1,376	—	4,550	40.1%
27	Marriott Portland	13,887	5,364	—	1,229	—	6,593	47.5%
28	Sheraton Cerritos	10,314	1,761	—	1,229	—	2,990	29.0%
29	Marriott Park City	8,281	706	—	1,321	246	2,273	27.4%
30	Courtyard by Marriott Los Angeles	9,559	2,501	—	906	—	3,407	35.6%

	Actual/Comparable Portfolio (4)	$942,030	$119,699	$4,575	$121,707	$47,916	$293,897	31.2%

*Footnotes on page 43

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 41

Supplemental Financial Information October 29, 2015

Property-Level EBITDA Reconciliation Q3 YTD 2014

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2014
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	EBITDA
		Revenues (5)	(Loss)	Adjustments (6)	Depreciation	Interest Expense	EBITDA	Margins
1	Hilton San Diego Bayfront (1) (3)	$103,310	$23,279	$1,351	$9,956	$6,523	$41,109	39.8%
2	Boston Park Plaza	55,798	3,144	—	8,628	3,968	15,740	28.2%
3	Renaissance Washington DC	59,614	3,971	—	7,234	5,674	16,879	28.3%
4	Hyatt Regency San Francisco (3)	66,382	5,200	—	8,524	—	13,724	20.7%
5	Renaissance Orlando at SeaWorld ®	49,781	5,277	—	6,643	3,247	15,167	30.5%
6	Renaissance Harborplace	33,451	1,189	—	5,133	3,601	9,923	29.7%
7	Wailea Beach Marriott Resort & Spa	44,854	8,520	—	6,390	—	14,910	33.2%
8	Renaissance Los Angeles Airport	21,951	3,154	—	2,148	—	5,302	24.2%
9	JW Marriott New Orleans	27,877	4,787	(2)	4,036	1,258	10,079	36.2%
10	Hilton North Houston	19,115	450	—	2,768	1,385	4,603	24.1%
11	Doubletree Guest Suites Times Square (1)	49,037	2,332	2,985	4,413	5,161	14,891	30.4%
12	Marriott Quincy	22,529	3,077	—	3,400	—	6,477	28.7%
13	Hilton Times Square	41,044	(237)	269	7,616	3,692	11,340	27.6%
14	Fairmont Newport Beach (3)	24,244	2,745	—	3,413	—	6,158	25.4%
15	Hyatt Chicago Magnificent Mile	23,222	(79)	—	4,562	—	4,483	19.3%
16	Marriott Boston Long Wharf	41,907	2,405	—	6,334	7,459	16,198	38.7%
17	Hyatt Regency Newport Beach (3)	28,064	3,852	—	2,559	—	6,411	22.8%
18	Marriott Tysons Corner	16,402	1,081	—	2,471	1,705	5,257	32.1%
19	Marriott Houston	13,392	848	—	1,689	875	3,412	25.5%
20	Renaissance Long Beach (3)	17,156	1,982	—	2,264	—	4,246	24.7%
21	Embassy Suites Chicago (3)	20,918	2,576	—	2,796	3,001	8,373	40.0%
22	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	15,766	2,950	—	2,928	—	5,878	37.3%
23	Renaissance Westchester	16,307	117	—	2,319	—	2,436	14.9%
24	Embassy Suites La Jolla	16,527	1,087	—	2,640	3,354	7,081	42.8%
25	Marriott Philadelphia	14,029	1,222	—	1,422	1,052	3,696	26.3%
26	Hilton New Orleans St. Charles	9,704	2,364	—	1,354	—	3,718	38.3%
27	Marriott Portland	12,911	4,779	—	1,244	—	6,023	46.7%
28	Sheraton Cerritos	9,895	1,480	—	1,255	—	2,735	27.6%
29	Marriott Park City	8,054	127	—	1,323	574	2,024	25.1%
30	Courtyard by Marriott Los Angeles (3)	9,105	2,243	—	916	—	3,159	34.7%

	Comparable Portfolio (4)	892,346	95,922	4,603	118,378	52,529	271,432	30.4%

	Less: Prior Ownership (7)
	Wailea Beach Marriott Resort & Spa	33,535	7,350	—	4,260	—	11,610	34.6%

	Actual Portfolio (8)	$858,811	$88,572	$4,603	$114,118	$52,529	$259,822	30.3%

*Footnotes on page 43

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 42

Supplemental Financial Information October 29, 2015

Property-Level EBITDA Reconciliation
Q3 YTD 2015/2014 Footnotes

(1)	Includes 100% of the operating results for both the Doubletree Guest Suites Times Square and the Hilton San Diego Bayfront.
(2)

Other Adjustments for the nine months ended September 30, 2015 include: a total of $3.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $1.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(3)

Hotel EBITDA for the first nine months of 2015 is impacted by a major renovation at the Boston Park Plaza, and by a total of $0.9 million in prior year property tax credits (assessments), net of appeal fees, received at the following hotels: Embassy Suites Chicago $(35,000); Embassy Suites La Jolla $11,000; Fairmont Newport Beach $27,000; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(42,000); Hilton North Houston $0.1 million; Hyatt Chicago Magnificent Mile $0.6 million; Marriott Houston $0.1 million; Marriott Quincy $34,000; and Renaissance Harborplace $0.1 million. Hotel EBITDA for the first nine months of 2014 is impacted by major renovations at the following hotels: the Hilton Garden Inn Chicago Downtown/Magnificent Mile; the Hyatt Regency San Francisco; and the Renaissance Long Beach. Hotel EBITDA for the first nine months of 2014 is also impacted by a total of $3.3 million in prior year property tax credits (assessments), net of appeal fees, received at the following hotels: Courtyard by Marriott Los Angeles $(7,000); Embassy Suites Chicago $0.2 million; Fairmont Newport Beach $0.1 million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $0.2 million; Hilton San Diego Bayfront $2.8 million; and Hyatt Regency Newport Beach $3,000.

(4)	Actual/Comparable Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2015.
(5)

Total Revenues for the nine months ended September 30, 2014 are adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

(6)

Other Adjustments for the nine months ended September 30, 2014 include: a total of $3.1 million in amortization of lease intangibles at the Doubletree Guest Suites Times Square, Hilton Times Square and JW Marriott New Orleans; and a total of $1.5 million in non-cash straightline lease expense at the Doubletree Guest Suites Times Square, Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans.

(7)

Prior Ownership for the nine months ended September 30, 2014 includes prior ownership results and the Company's pro forma depreciation expense for the Wailea Beach Marriott Resort & Spa acquired July 17, 2014. The Company obtained prior ownership information from the Wailea Beach Marriott Resort & Spa's previous owner during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the property (i.e. land, building, furniture, fixtures and equipment) based on the values included in existing tax records for the year ended December 31, 2013. Depreciable assets were then given lives ranging from 7 to 40 years.

(8)

Actual Portfolio includes all 30 hotels held for investment by the Company as of September 30, 2014, adjusted for changes stipulated by the industry's Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition, which became effective January 1, 2015.

PROPERTY-LEVEL EBITDA & EBITDA MARGINS	Page 43